CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2022
CASH AND CASH EQUIVALENTS.
CASH AND CASH EQUIVALENTS

4 – CASH AND CASH EQUIVALENTS

The composition of cash and cash equivalents is as follows:

By item	12.31.2022	12.31.2021
	ThCh$	ThCh$
Cash	203,931	503,687
Bank balances	108,486,568	94,472,637
Other fixed rate instruments	182,991,488	209,335,696
Cash and cash equivalents	291,681,987	304,312,020

Other fixed income instruments correspond primarily to investments in short-term instruments with good credit ratings, such as Time Deposits and Mutual Funds, which are highly liquid, with insignificant risk of change in value and easily converted into known amounts of cash. There are no restrictions for significant amounts available to cash.

By currency	12.31.2022	12.31.2021
	ThCh$	ThCh$
USD	14,266,343	13,640,823
EUR	870,613	2,838,102
ARS	29,215,288	22,425,407
CLP	138,205,025	176,278,025
PYG	39,201,097	32,856,836
BRL	69,923,621	56,272,827
Cash and cash equivalents	291,681,987	304,312,020